UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

September 8, 2004

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-644-2	13-1815595
(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed, as part of its regular compensation program, Colgate-Palmolive Company (the “Company”) makes stock option awards to employees (including executive officers) in accordance with an established program described in the Company’s proxy statement for its annual stockholder meeting. The grants are made pursuant to the stockholder-approved 1997 Stock Option Plan, a copy of which is on file with the SEC as Exhibit Number 10-M to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. In light of the anticipated, regular annual grant of stock options this month, pursuant to the SEC’s newly adopted Item 1.01 of Form 8-K, the Company is filing herewith a copy of the form of individual stock option agreement typically used in connection with such grants.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is filed with this document.

Exhibit Number	Description

10-O	Form of Stock Option Agreement

EXHIBIT INDEX

Exhibit Number	Description

10-O	Form of Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2004	COLGATE-PALMOLIVE COMPANY

	By	/s/ Andrew D. Hendry
	Name:	Andrew D. Hendry
	Title:	Senior Vice President, General Counsel and Secretary